UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 14, 2007

                                Baxx Systems Inc.
                   (FORMERLY BARRINGTON SCIENCES CORPORATION)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

            33-27042-NY                            93-0996537
       (Commission File No.)          (I.R.S. Employer Identification No.)

              1107 Bennet Drive
  Port Coquitlam, British Columbia, Canada          V3C 6H2
  (Address of principal executive offices)         (Zip Code)

                  Registrant's telephone number: (604) 868-7400

Item 8.01

Other Events

On May 9, 2007 the registrant Barrington Sciences Corporation (formerly known as Financial Express Corporation) elected to change its name to: Baxx Systems Inc.

The changes were motivated by the registrant's desire to restructure the business and to attract a new opportunity for the company.

Change to Authorized Capital and shares issued

On April 10, 2007, the registrant, Barrington Sciences Corporation (formerly known as Financial Express Corporation) elected to roll back the common shares from 100,000,000 to 19,276,700 and this resulted in the reducing the issued common shares so that there are only 4,700,000 issued and outstanding. It did not change the percentage of ownership of any shareholder.





                                    Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Baxx Systems Incorporated


                                             /s/ Lorne Broten
                                             -------------------------------
                                             By:  Lorne Broten
                                             Its:  Chief Financial Officer


Date:  May 14, 2007